UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

SENSATA TECHNOLOGIES HOLDING PLC

(Exact name of Registrant as specified in its charter)

England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street

Attleboro, Massachusetts 02703, United States

(Address of Principal executive offices, including Zip Code)

+1(508) 236 3800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The sole purpose of this amendment to the Current Report on Form 8-K/A (the “Form 8-K/A”), filed by Sensata Technologies Holding plc (the “Company”) with the Securities and Exchange Commission on August 3, 2020 (the “Form 8-K”), is to add Inline eXtensible Business Reporting Language (“XBRL”) tagging to the cover page of this Form 8-K/A and to furnish Exhibit 104 to this Form 8-K/A relating to the same.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On July 31, 2020, Mr. Paul Chawla, Executive Vice President, Performance Sensing Automotive, and Sensata Technologies Holding plc, including its wholly-owned subsidiary Sensata Technologies, Inc. (the “Company”), executed a Separation and Release of Claims Agreement (the “Separation Agreement”), which amends Mr. Chawla’s Amended and Restated Employment Agreement, dated as of August 1, 2019 (the “Employment Agreement”). If Mr. Chawla does not revoke the Separation Agreement by August 7, 2020, it will become effective on August 8, 2020. Pursuant to the terms of the Separation Agreement, Mr. Chawla will serve in his current position through August 15, 2020 and continue to be employed by the Company to assist in the transition of his duties to a successor until December 15, 2020, or such earlier date as may be agreed between Mr. Chawla and the Company (the “Separation Date”), during which period he will be eligible to receive his regular salary and benefits.

Under the terms of the Separation Agreement, the Company will provide the following payments to Mr. Chawla in exchange for his execution and non-revocation of the Separation Agreement (collectively, the “Separation Payments”): (1) severance pay in the amount of $520,000 (equal to his annual salary); (2) severance pay in the amount of $88,125 (equal to the average annual bonus paid to Mr. Chawla for 2018 and 2019); (3) a lump sum payment in the amount of $600,000 towards relocation expenses; and (4) a lump sum payment in the amount of $50,000 to assist Mr. Chawla with financial and tax services. The Separation Payments are to be made within 30 days following the Separation Date. Under the Separation Agreement and the Employment Agreement, Mr. Chawla has granted a general release of claims in favor of the Company and agreed to certain cooperation, confidentiality, non-competition, and non-solicitation covenants.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
10.1	Separation and Release of Claims Agreement between Paul Chawla and Sensata Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Maria Freve
Date: August 5, 2020	Name: Maria Freve
Title: Vice President and Chief Accounting Officer

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